SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                              ______________________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                September 3, 2004


                                NOXSO CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Virginia                        000-17454             54-1118334
-------------------------------    ------------------------  -------------------
(State or other jurisdiction of    (Commission file number)    (IRS employer
        incorporation)                                       identification no.)

           1065 South 500 West, Bountiful, Utah                84010
         ----------------------------------------           -----------
         (Address of principal executive offices)            (Zip code)


                                 (801) 296-6976
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)


                    This document contains a total of 6 pages.

Item 1.01 Entry into a Material Definitive Agreement

On September 8, 2004, NOXSO Corporation released the following information:

  NOXSO CORPORATION REPORTS AGREEMENT FOR DEVELOPMENT AND CONSTRUCTION FINANCING

BOUNTIFUL, UT and PUEBLA, PUEBLA, MEXICO - September 8, 2004 NOXSO Corporation and its wholly owned subsidiary, Advanced Construction and Manufacturing Technologies De Mexico S.A. de C.V. (collectively, the "Company"), today announced that the Company has signed a multi-project financing agreement (the "Agreement") with Dr. Luis R. Suarez whereby Dr. Suarez has agreed to provide financing for the Company to fund all of the necessary development and construction financing for the housing projects under its contract with Constructor and Inmobilaria Cifasa S.A. de C.V. The effective date of the Agreement is August 23, 2004 but the Agreement was not fully executed and agreed until September 3, 2004. Under the terms of the Agreement, Dr. Suarez has the right to participate in the budgetary process for each project for which he has agreed to provide financing for the benefit of the Company, including establishing the sales prices of the houses and the corresponding project costs and expenses budgets of development, urbanization and construction, which will include the direct cost of financing. In consideration for his services under the Agreement, Dr. Suarez is entitled to receive one-third of the net profits on each project he assists in financing.

Before the Agreement was finalized, the Company reported the verbal understanding with Dr. Suarez in a current report on Form 8-K, dated August 31, 2004.

Item 9.01 Financial Statements and Exhibits

         a.       Financial statements of businesses acquired

                  Not applicable.

         b.       Pro forma financial information

                           Not applicable

         c.       Exhibits

                           Number Description

                           10.1 English translation of the Agreement by and between the Company, Dr. Luis R. Suarez, ACMT De Mexico S.A. DE C.V. and Southwest Management, dated August 23, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NOXSO CORPORATION




Date: September 8, 2004                         By  /s/ Richard J. Anderson
                                                   -----------------------------
                                                   Richard Anderson
                                                   President


                                       3